March 7, 2022 Associated Banc-Corp First Quarter Investor Presentation Exhibit 99.1

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

Foundational Franchise Strengths

Strong Markets

- Large Markets: Midwest footprint holds nearly 19% of the U.S. population[1] and nearly 30% of U.S. manufacturing jobs[2]
- Resilient Markets: Most Midwestern states have unemployment rates below the national average (WI: 3.1%)[2]

Deep Roots In Our Communities

- ~4,000 Dedicated Colleagues: Committed to meeting the needs of over 100 communities
- $3.37 billion three-year commitment to invest in our communities
- Over 200 Branches: 10% deposit market share in WI[3]

Low-Cost Deposit Franchise

- Franchise Value: Average cost of interest-bearing deposits[4]:
  - JPM: 0.03%
  - WFC: 0.04%
  - ASB: 0.07%
  - USB: 0.10%
  - BMO: 0.13%
  - WTFC: 0.24%

Effective Risk Management

- Low Credit Risk: YTD net charge-offs of only $24 million; or 0.10% of average loans as of 12/31/2021
- Solid Credit Trends: Net reserve releases in all four quarters of 2021

Exceptional Customer Service

- Award-Winning: Ranked #1 in Customer Satisfaction with Retail Banking in the Upper Midwest by J.D. Power[5]
- Midwest-based Customer Care

[1] U.S. Census Bureau, 2020 Decennial Census.
[2] U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, December 2021.
[3] Based on FDIC Summary of Deposits survey data as of June 30, 2021.
[4] As reported by S&P Capital IQ Pro. Financial data for the quarter ended December 31, 2021. BMO represents BMO Harris Bank, National Association.
[5] Tied in 2021. For J.D. Power 2021 award information, visit jdpower.com/awards.

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3 Growth Focused Higher ReturnsDigital Forward Associated: Capitalizing on our Momentum

4 Strategic Initiative Updates1 We are making meaningful progress on our initiatives as 2022 gets underway Expanding our Lending Capabilities Growing our Core Businesses Investing in our Digital Transformation ▪ Auto Finance: Nearly 12,000 auto loans fulfilled as of 2/28/2022 ▪ Asset-Based Lending: Began funding new deals in November 2021 ▪ Equipment Finance: Began funding new deals in February 2022 Optimizing Capital Proactively ▪ Continuing to ramp up staff in Commercial and Small Business Banking, on track to hire ~15-20 bankers by year-end 2022 ▪ Established Commercial Real Estate lending presence in Houston, TX ▪ Mortgage warehouse under pressure due to rising rates ▪ On track to pilot new digital platform with open architecture, improved user experience and customization in 2Q 2022 ▪ Modernization efforts focusing on “hollowing out” our core ▪ Moving toward “built for purpose” systems with robust data integration ▪ Increased the FY2021 common stock dividend paid by 6% YoY ▪ Repurchased $25 million of common stock during 4Q ▪ $80 million in share repurchase authorization remaining 1 All updates as of or for the period ended December 31, 2021 unless otherwise noted.

5 New Asset-Based Lending + Equipment Finance Total Commercial (including legacy Asset- Based Lending) Auto Finance Strategic Initiative Updates $7 $143 $1,350 $2,500 3Q 2021 4Q 2021 YE2022 Target YE2023 Target $0 $67 $300 $600 3Q 2021 4Q 2021 YE2022 Target YE2023 Target $15,120 $15,550 $16,000 $17,000 3Q 2021 4Q 2021 YE2022 Target YE2023 Target EoP Balance Trends ($ in millions)

Fourth Quarter 2021 Loan Update

We saw a resurgence in general commercial lending in 4Q and our initiatives grew strongly as well

Commercial Lending Update

- Annualized Total Commercial[1] loan growth of 13% QoQ EoP
- Asset-Based Lending (ABL) vertical expanded with new focus
- Mortgage Warehouse declines were consistent with diminished home refinance activity
- CRE Construction reflects seasonal factors

Consumer Lending Update

- Added nearly $140 million in new Auto balances after launching vertical on September 30th
- EoP consumer credit card balances increased 6% QoQ

Runoff Portfolio Trends

- Strategic exit of the majority of our Oil & Gas portfolio with minimal discount
- PPP portfolio continued to pay down as expected

EoP Loan Change (3Q 2021 to 4Q 2021)

($ in millions)



General Commercial $292
All Other Specialized $169
Auto Finance $136
REIT $122
CRE Investor $88
Power & Utilities $72
Asset-Based Lending $67
Credit Cards $7
$(13) Home Equity and Other Cons.
$(24) Residential Mortgage
$(26) CRE Construction
$(51) Mortgage Warehouse
$(116) PPP
$(122) Oil & Gas
Commercial & Business Lending
Commercial Real Estate
Consumer Lending
Runoff Portfolios

[1] Includes all Commercial & Business Lending and Commercial Real Estate loans. See Total Commercial on page 9 of 4Q 2021 Earnings press release tables.

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7 Loan / Deposit Ratio 96.0% 85.1% 4Q 2019 4Q 2021 $5.7 $6.8 $0.6 $1.0$6.3 $7.8 4Q 2019 4Q 2021 Securities Cash ($ in billions) Strong Capital and Liquidity Profile Capital Priorities EoP Securities + Cash Target CET1 at or above 9.5% Common Dividend 40-50% Organic Growth 50%-60% Inorganic Growth 0%+ Share Repurchases 0%+ Primary Focus Secondary Focus $80 million authorization remaining Associated is well-positioned to support our growth focused outlook

Digital Transformation: Already Underway

We have begun shifting our investment priorities to ensure Associated has a digital forward focus

Leveraging our Strong Digital Foundation[1]

- 64% retail digital adoption
- 76% digital activation among new-to-bank retail customers
- Peer-leading mobile check deposit usage of 34%[2]

Accelerating our Digital Experience

- Complete transformation of our mobile and web experience for ~400K retail customers
- Fully integrated customer insights and personalization

Driving Digital Sales

- Streamline and connect new consumer and small business sales and account opening solutions
- Integrate onboarding, analytics and digital deepening tools into customer experience

[1] All metrics for the quarter ended December 31, 2021.
[2] Percentage of retail customers. Associated Bank usage as compared to regional bank peers in internal benchmark analysis.

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9 362 387 394 4Q 2019 4Q 2020 4Q 2021 Customer-Originated Digital Mortgage Applications 24% 33% 34% 4Q 2019 4Q 2020 4Q 2021 Consumer Digital Focus Digital Engagement Customers have continued to leverage our digital offerings as the economy reopens Active Digital Banking Users (in thousands) Mobile Deposits 86 150 191 4Q 2019 4Q 2020 4Q 2021 Zelle® Transactions (in thousands) Key Statistics Customers Active in Digital Banking1 64.2% Associated Bank Mobile App Rating2 4.8 1 Based on the percentage of primary checking customers that have used either online or mobile banking within the past 90 days. 2 Apple App Store rating as of 3/4/2022. 3 As a percentage of the approximately 94% of total mortgage applications that are executed through our digital front end. (% of consumer deposits) 43% 64% 60% 4Q 2019 4Q 2020 4Q 2021 (% of applications3)

10 Redirecting Brick and Mortar Expenses We have consistently optimized our branches and staffing over the last decade Pro Forma Branch Count Trends1 202 176 26 19 20 14 6 270 237 215 213 248 215 2011 2013 2015 2017 2019 2021 ASB BKMU (58) HBAN (32) FNB (9) 1 Branch count at year end. Parenthetical amounts reflect amount at acquisition. 2 Projected. ▪ While we expect to add to our staff in 2022, over 200 of these additions will be in revenue-driving roles or related to our technology investments ▪ Our expense guidance for 2022 fully incorporates these staff additions, changes to our hourly wage structure and other compensation and benefits actions to support our initiatives ▪ The ongoing savings from our facilities exits and moves to the cloud are expected to fully offset our incremental costs for our technology initiatives EoP Full Time Employee Trends 5,044 4,336 3,988 ~4,250~250 2011 2015 2021 2022 Net Build 2022 2 2

Generating Positive & Increasing Operating Leverage

Our revenue strategies are expected to leverage our people and technology while driving efficiency

Net Interest Income + Noninterest Income Outlook[1]



CAGR
~8%
+6%-8%
+7%-10%
2021
2022
2023
Net Interest Income + Noninterest Income
Incremental Initiative Revenue

Noninterest Expense Outlook[2]



CAGR
~3.5%
+3%-4%
+3%-4%
2021
2022
2023
Noninterest Expense
Incremental Initiative Expense

[1] Outlook based on a Net Interest Income plus Noninterest Income baseline of $1.058 billion in 2021. Estimated compound annual growth rate reflects Net Interest Income plus Noninterest Income from the end of 2021 through 2023.

[2] Outlook based on a Noninterest Expense baseline of $707 million, excluding $3 million of initiative-related facilities exit costs, in 2021. Estimated compound annual growth rate reflects Noninterest Expense from the end of 2021 through 2023.

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12 7.50% TCE Ratio1 Positioning for Improved Financial Performance Our growth focused and digital forward vision is expected to drive higher shareholder returns Expanding our Lending Capabilities Growing our Core Businesses Investing in our Digital Transformation 2.75% Net Interest Margin 55%-60% Efficiency Ratio Higher Returns Mid-Teens ROATCE Proactively Optimizing Capital and Credit Expanding Operating Leverage ASB 3+ Year Operating Targets $50 Million 0.20%-0.35% Net Charge Offs to Average Loans 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure.

13 Balance Sheet Management1 ▪ Auto Finance loan growth of $1.2+ billion ▪ Total Commercial2 loan growth of $750 million to $1 billion ▪ Target investments / total assets ratio of 20% to 22% Net Interest Income & Noninterest Income ▪ Net interest income of $800+ million ▪ Noninterest income of $300+ million ▪ Total of $1.1+ billion Expense Management ▪ Approximately $725 million to $740 million of noninterest expense ▪ Effective tax rate of 19% to 21% Capital & Credit Management ▪ Target TCE at or above 7.5%; Target CET1 at or above 9.5% ▪ We expect to adjust provision to reflect changes to risk grades, economic conditions, loan volumes, and other indications of credit quality 2022 Outlook FY 2022 Guidance 1 Growth to End of Period as compared to 12/31/2021. 2 Includes Asset-Based Lending & Equipment Finance.

4Q 2021 Financial Trends

15 Expanding Balance Sheet and Income Trends ▪ Annualized EoP QoQ growth of: ▪ 10% in total loans ▪ 9% in total deposits ▪ EoP securities/total assets of 19%, up from 17% in 3Q ▪ 7% annualized expansion in net interest income Contributing to Strong Profitability and Capital Trends ▪ Repurchased $25 million of common stock ▪ Increasing tangible book value per share; $17.87 as of 12/31/21 ▪ ROATCE of 11.09%1 ▪ Full-year, fully-diluted earnings per common share of $2.18 Improving Credit Dynamics ▪ Negative provision of $6 million ▪ Net charge offs of $6 million ▪ Net reserve release of $12 million ▪ Nonaccrual loans down 3% QoQ ▪ Appropriately reserved with ACLL to loan ratio of 1.32% as of 12/31/21 ▪ Full-year total noninterest expense down YoY ▪ Full-year total noninterest expense to average assets of 2.06%, down 20 bps from 2020 ▪ 4Q results include facilities exit costs and initiative-related write- downs totaling $4 million, which are expected to have a positive effect on the expense run-rate 4Q 2021 results reflect strong loan growth, deposit growth and expanding revenues Associated Banc-Corp Reports Fourth Quarter 2021 Net Income Available to Common Equity of $74 Million, or $0.49 per Common Share Fourth Quarter 2021 Update Disciplined Expense Management 1 A non-GAAP financial measure. Please refer to the Appendix for a reconciliation of average tangible common equity to average common equity.

16 $1.3 $1.3 $1.2 $1.0 $1.0 $7.5 $8.3 $8.1 $7.9 $7.6 $4.8 $5.1 $5.2 $6.2 $6.2 $0.6 $0.7 $0.5 $0.3 $0.8 * $6.6 $7.6 $7.8 $8.3 $9.3 $20.8 $22.9 $22.8 $24.5 $24.2 2017 2018 2019 2020 2021 Annual Loan Trends General commercial growth even as we continued to reduce our PPP and Oil & Gas exposures EoP Annual Loan Trends ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Home Equity & Other Consumer PPP EoP Loan Change (4Q 2020 to 4Q 2021) ($ in millions) $(311) $(244) $(112) $(31) $20 $42 $106 $207 $309 Power & Utilities Oil & Gas Mortgage Warehouse Residential Mortgage CRE Construction REIT Home Equity & Other Cons. PPP CRE Investor General Commercial $489 Oil & Gas $(701) * As of 12/31/2021, legacy Oil & Gas and PPP portfolios were down to $52 million and $66 million, respectively All Other Specialized

17 29.2 31.4 31.5 31.4 30.4 31.8 31.9 32.8 34.7 41.7 40.7 40.9 40.6 40.0 40.3 38.2 37.4 39.8 Apr. May Jun. Jul. Aug. Sept. Oct. Nov. Dec. 2021 Historical Avg. Loan Trend Updates Line utilization rebounded and new construction commitments grew strongly Line Utilization1 (%) 1 Outstanding Balances / Total Exposure of regional Commercial Banking revolving credit lines. Monthly historical average reflects 2017, 2018 and 2019 data. EoP CRE Construction Loan Exposures ($ in billions) $3.5 $3.5 $3.6 $3.8 $4.0 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 +5% QoQ% %

18 Net Interest Income and Yield Trends NII and NIM Trends 2.88 2.91 2.87 2.89 2.91 2.69 2.57 2.56 2.47 2.44 3.00 2.79 2.82 2.83 2.84 1.94 1.81 1.66 1.57 1.76 0.43 0.40 0.36 0.30 0.27 0.07 0.07 0.06 0.07 0.05 0.97 0.74 0.51 0.38 0.32 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Average Yields (%) ($ in millions) 4Q 2021 NII and NIM both grew QoQ, driven by decreasing liability costs and expansion in securities Total Residential Mortgage Loans Commercial and Business Lending Loans excluding PPP Commercial Real Estate Loans Total Interest- Bearing Liabilities Time Deposits Quarterly Net Interest Income Total Interest-Bearing Deposits excluding Time 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Investments and Other Quarterly Net Interest Margin $188 $176 $180 $184 $187 2.49% 2.39% 2.37% 2.38% 2.40% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

19 $3.2 $3.0 $3.2 $3.3 $4.1 $1.9 $1.9 $2.0 $2.0 $2.3 $1.0 $1.0 $1.8 $2.2 $1.6 $6.1 $5.9 $6.9 $7.5 $7.9 1.94% 1.81% 1.66% 1.57% 1.76% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 15% 16% 16% 17% 19% 2% 6% 5% 5% 3% 18% 21% 21% 22% 22% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Cash and Investment Securities Portfolio Average Investments and Yield Trends EoP Securities + Cash / Total Assets We are on track to rebuild the investment portfolio to 20% to 22% of total assets by year-end 2022 ($ in billions) ▪ During 4Q, we began deploying our excess liquidity into investment assets and will remain opportunistic throughout 2022 ▪ We expect our overall reinvestment portfolio yields to be 2% or better; as compared to our 4Q 2021 blended investment yield of 1.76% Tax-Exempt Securities Taxable Securities Other Short-Term Investments Blended Investments Yield Securities Cash

20 $1.3 $1.1 $0.9 $0.9 $0.8 $1.9 $1.7 $1.5 $1.4 $1.4 $6.5 $6.9 $7.0 $7.0 $6.9 $3.6 $3.8 $4.1 $4.2 $4.4 $5.7 $5.7 $5.9 $6.3 $6.5 $7.7 $7.7 $8.1 $8.1 $8.4 $26.7 $26.8 $27.5 $28.1 $28.4 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Quarterly Funding Trends ($ in billions) Average Quarterly Deposits Time Deposits Savings Money Market EoP Wholesale Funding Trends Network Transaction Deposits We continue to improve the mix of low-cost, core customer funding and reduce our higher-cost liabilities Noninterest-Bearing Demand Interest-Bearing Demand ($ in billions) EoP Low-Cost Deposit Mix Trends 14% 15% 15% 15% 15% 21% 20% 21% 22% 23% 29% 31% 29% 29% 30% 64% 65% 66% 67% 68% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 FHLB Advances Other Long-Term Funding $1.6 $1.6 $1.6 $1.6 $1.6 $1.2 $1.1 $0.9 $0.9 $0.8 $0.5 $0.5 $0.5 $0.2 $0.2 $3.4 $3.2 $3.0 $2.8 $2.6 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

21 $3.1 $2.1 $1.9 $1.4 $0.9 $2.0 $2.8 $3.1 $2.3 $1.5 $6.3 $7.3 $7.0 $6.5 $6.9 $1.5 $1.9 $2.4 $3.3 $4.1 $4.0 $4.8 $5.1 $5.6 $6.1 $5.0 $5.2 $5.2 $6.9 $8.1 $21.9 $24.1 $24.7 $26.0 $27.7 2017 2018 2019 2020 2021 Annual Deposit Portfolio Trends ($ in billions) Average Annual Deposits Time Deposits Savings Money Market EoP Deposit Change (4Q 2020 to 4Q 2021) Network Transaction Deposits Low-cost core deposits continued to trend up while we reduced reliance on high-cost fund sources Noninterest-Bearing Demand Interest-Bearing Demand ($ in millions) $(430) $(410) $204 $760 $842 Interest-Bearing Demand Noninterest-Bearing Demand Savings Money Market Time Deposits Network Transaction Deposits $1,018

22 $15 $15 $9 $8 $3 $15 $24 $8 $11 $8 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $52 $52 $53 $54 $55 $15 $24 $8 $11 $8 $6 $8 $6 $7 $10 $13 $12 $6 $10 $9 $86 $95 $73 $82 $82 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Noninterest Income Trends Wealth Management & Capital Markets FeesNoninterest Income Trends ($ in millions) ($ in millions) ($ in millions) Net Mortgage Banking Income Strong growth in capital markets activity offset moderation in net mortgage banking income Fee-Based Revenue1 Capital Markets, net Mortgage Banking, net Other Net Mortgage Banking IncomeGross Gains2 $22 $22 $23 $22 $23 $6 $8 $6 $7 $10 $28 $31 $28 $29 $32 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1 A non-GAAP financial measure. Please refer to the Appendix for a reconciliation of fee-based revenue to noninterest income. 2 Mortgage banking gains and fair value adjustments on loans held for sale. Capital Markets FeesWealth Management Fees

23 $98 $104 $107 $108 $108 $75 $71 $67 $68 $73 $2 $1 $173 $175 $174 $178 $182 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Noninterest Expense Trends Adjusted Efficiency Ratio2 (%)Noninterest Expense Trends 1 Other expenses are primarily comprised of Technology, Occupancy, Equipment, Business Development, Legal and Professional, and FDIC Assessment costs. 2 A non-GAAP financial measure. Please refer to the Appendix for a reconciliation of the adjusted efficiency ratio to the Federal Reserve efficiency ratio. 3 Annualized. ($ in millions) Noninterest expense up only 2% QoQ including impact of new initiatives and $17 minimum wage Personnel Expense Other1 Facilities-Related Exit Costs Federal Reserve Efficiency Ratio 62.8 64.2 67.0 65.5 64.8 59.7 65.7 66.8 65.4 67.4 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Adjusted Efficiency Ratio Noninterest Expense / Average Assets3 (%) 2.02 2.11 2.04 2.03 2.06 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

24 4Q 2021 Pre-Tax Pre-Provision Income1 Walk-Forward 4Q PTPP income remained relatively flat QoQ, with NII expansion offset by initiative-related charges 3Q PTPP Income Net Interest Income Facilities & Initiative-Related Items2 4Q Pre-Tax Income ($ in millions) $86 1 A non-GAAP measure. Please refer to the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. Given the adoption of CECL and the volatility of provision during the pandemic, we believe pre-tax pre-provision income provides meaningful disclosure to investors regarding the Company’s operations. 2 Includes $3 million of technology write-downs reported as net asset losses and $1 million of facilities-related exit costs. $(6) $92 4Q PTPP Income 4Q Provision3Q Pre-Tax Income 3Q Provision Technology Expense

25 7.94 10.45 11.81 14.02 7.86 10.31 11.02 13.10 TCE Ratio Common Equity Tier 1 Capital Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Capital Ratios (%) 4Q 2020 Tangible book value has increased 7% from 4Q 2020 through 4Q 2021 4Q 2021 Strong Capital Position Tangible Book Value / Share $16.67 $16.95 $17.35 $17.58 $17.87 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1

26 4Q 2021 ACLL ▪ Allowance for credit losses on loans (ACLL) decreased $12 million QoQ ▪ Net charge offs of only $6 million; or 0.11% of average loans ▪ 4Q 2021 negative provision of $6 million, compared to negative $24 million in 3Q 2021 and provision of $17 million in 4Q 2020 ▪ CECL forward looking assumptions based on Moody’s December 2021 Baseline forecast 1 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. ($ in thousands) ACLL / Total Loans (%) Net reserve release of $12 million, reflecting strong dynamics throughout the portfolio Allowance Update 0.98 1.55 1.62 1.73 1.77 1.76 1.67 1.52 1.41 1.32 ACLL 1 ACLL 1 / Loans ACLL 1 ACLL 1 / Loans ACLL 1 ACLL 1 / Loans Loan Category C&BL (excl. Oil & Gas and PPP Loans) 92,203$ 1.19% 103,370$ 1.20% 113,504$ 1.22% C&BL Oil & Gas 68,687 14.08% 17,475$ 10.06% 6,442$ 12.42% PPP Loans - - 125$ 0.07% 51$ 0.08% CRE - Investor 43,331 1.14% 82,182$ 1.91% 73,739$ 1.68% CRE - Construction 58,261 4.10% 56,441$ 3.08% 53,229$ 2.94% Residential Mortgage 50,175 0.62% 41,620$ 0.55% 40,787$ 0.54% Other Consumer 41,768 3.47% 31,059$ 3.41% 32,038$ 3.08% Total 354,425$ 1.55% 332,273$ 1.41% 319,791$ 1.32% Total (excl. PPP Loans) 354,425$ 1.55% 332,147$ 1.42% 319,739$ 1.32% CECL Day 1 9/30/2021 12/31/2021

27 Credit Quality Trends $97 $72 $66 $65 $63 $37 $32 $18 $8 $6 $77 $59 $63 $62 $61 $211 $163 $147 $135 $130 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $52 $41 $42 $44 $43 $37 $15 $9 $30 $15 $89 $56 $51 $75 $58 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Credit metrics largely continued to improve during 4Q 2021 ($ in millions) ($ in millions) ($ in millions) 1 Please see Appendix for more detail on our Key COVID Commercial Loan Exposures. Restructured Loans & Delinquencies Nonaccrual LoansKey COVID Commercial Loan Outstandings1 Net Charge Offs and Provision Total Restructured Loans (accruing) Accruing Loans 30-89 Days Past Due Oil & Gas All other loansOther COVID1 $792 $488 $458 $492 $571 $1,219 $1,131 $1,064 $990 $814 $2,011 $1,619 $1,522 $1,482 $1,386 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 ($ in millions) $28 $5 $5 $8 $6 $17 $(23) $(35) $(24) $(6) 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Commercial & Business Lending CRE Total Net Charge Offs Provision for Credit Losses

Segment Reporting Details

29 Balanced Business Segments1 15.5% 12.0% Corporate and Commercial Specialty Community, Consumer, and Business Community, Consumer, and Business Corporate and Commercial Specialty $571 $477 Corporate and Commercial Specialty Community, Consumer, and Business $24.4 $25.6 Corporate and Commercial Specialty Community, Consumer, and Business ▪ Corporate Banking ▪ Commercial Real Estate ▪ Wealth Management ▪ Consumer and Business Banking ▪ Community Markets 1 For the year ended December 31, 2021. Average Loan and Deposit Footings ($ in billions) Net Interest Income and Noninterest Income ($ in millions) Return on Average Allocated Capital

30 Manufacturing & Wholesale Trade 18% Real Estate 16% Power & Utilities 19% Mortgage Warehouse 13% Construction 4% Health Care and Soc. Assist. 4% Finance & Insurance 5% Retail Trade 4% Pro., Sci., and Tech Svs 2% Mining 1% Rental and Leasing Svs 3% Other 12% Corporate Banking Corporate and Commercial Specialty Segment Creative, relationship-oriented teams build loyal, long-lasting client relationships ▪ Corporate Lending serves large and complex customers, including Specialized Industries ▪ Commercial Deposits and Treasury Management and Capital Markets provide solutions focused on customer needs and supported by high-touch, in-market service 2021 Highlights ▪ Announced plan to expand core Commercial Middle Market lending team in key markets such as Milwaukee and Chicago ▪ Broadened Asset-Based Lending capabilities and launched a new Equipment Finance vertical ▪ $13.7 billion in average loans and deposits ▪ 4 offices across 3 states ▪ ~225 colleagues Corporate Lending Specialized Lending Verticals Commercial Deposits & Treasury Mgmt Commercial Products and Services Business Units 2021 Overview Loan Composition by Industry1 1 Total Commercial & Business Lending loans outstanding as of December 31, 2021.

31 Multi-Family 33% Retail 11% Office / Mixed Use 20% Industrial 20% 1-4 Family Construction 7% Hotel / Motel 4% Other 5% Commercial Real Estate Corporate and Commercial Specialty Segment Local experienced teams create custom real estate financing solutions ▪ Term, acquisition, construction and interim-bridge financing ▪ Deposit and cash management solutions ▪ Specialized financial services including loan syndications and interest rate risk management 2021 Highlights ▪ Closed $3.6 billion of new loan commitments, our first time closing over $3 billion in commitments ▪ December 2021 was the highest production month on record with over $800 million in booked commitments ▪ Year over year loan balances increased 5% or $326 million as we also realized record loan payoffs of $2 billion ▪ Tied record fee income performance of $18 million driven by $5 million of revenue in both Syndications and Swap activity ▪ $7.6 billion in average loans and deposits ▪ 13 offices across 8 states ▪ ~100 colleagues CRE Lending Real Estate Investment Trusts CRE Syndications CRE Tax Credits Business Units 2021 Overview Loan Composition by Property Type1 1 Total Commercial Real Estate loans outstanding as of December 31, 2021.

32 Wealth Management Corporate and Commercial Specialty Segment Market-based teams are comprised of specialists ▪ Wealth Management Services offers a suite of services tailored to the unique needs of high-net-worth and ultra-high-net- worth clients 2021 Highlights ▪ Promoted John Thayer, CFA to lead the Wealth Management team ▪ Average deposit growth of 21% ▪ Total bank wealth management fees up $5 million, or 6%, from 2020 ▪ Sale of Whitnell closed on March 1, 2021 ▪ $3.1 billion in average loans and deposits ▪ $13.7 billion AUM ▪ ~310 colleagues Private Banking Personal Trust Retirement Plan Services (RPS) Associated Investment Services Investment Management Financial Planning Business Units 2021 Overview 1 Figures in millions, for the year ended December 31, 2021. AIS is our registered broker-dealer subsidiary. 2 Balances in billions, for the years ended December 31. Excludes assets held in brokerage accounts. AIS $21 Personal Trust $46 Private Banking $3 RPS $21 Whitnell $1 Inv. Mgmt. $1 2021 Fee Revenue1 $10.6 $10.3 $12.1 $13.3 $13.7 2017 2018 2019 2020 2021 Assets Under Management2

Consumer and Business Banking (CBB)

Community, Consumer, and Business Segment

Business Units

Retail Banking	Consumer Lending	Business Banking

2021 Overview

- $19.5 billion in average loans and deposits
- 148 branches[1]
- ~1,900 colleagues

Full-range services for consumers and small businesses

- Retail Banking provides best-in-class customer experience across digital channels, branches and contact centers
- Consumer Lending offers residential mortgages, auto loans, home equity loans, credit cards and unsecured credit through various direct and indirect channels
- Business Banking provides SBA and conventional loans, deposits and other services to businesses with under $10 million in annual revenue

2021 Highlights

- Launched indirect auto business across 13 states
- Ranked #1 in the J.D. Power 2021 U.S. Retail Banking Satisfaction Study for the Upper Midwest Region[2] for customers' satisfaction with their retail bank

Active Digital Banking Users
(in thousands)


362
387
394
4Q 2019
4Q 2020
4Q 2021

Branch Count
(CBB + Community Markets)


248
228
215
4Q 2019
4Q 2020
4Q 2021

[1] Includes one branch that offers wealth management services only.
[2] Tied in 2021. For J.D. Power 2021 award information, visit jdpower.com/awards.

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34 Community Markets Community, Consumer, and Business Segment Localized approach ensures the customer experience is at the forefront of decisions and actions ▪ Virtual community banks with our full suite of financial and risk management solutions in midsize markets ▪ Community market presidents are positioned as active community partners and financial leaders ▪ Strategy is intended to build on our strong deposit market share in select midsize markets ▪ Effective January 1, 2022, the commercial and business banking teams in Northeast Wisconsin (Green Bay and Fox Valley) were consolidated and transitioned into Community Markets to better serve the local commercial market with one centralized team 2021 Highlights ▪ Dennis DeLoye named EVP, Deputy Head of Community Markets to deepen our commitment to community markets across Wisconsin, Illinois and Minnesota ▪ $6.1 billion in average loans and deposits ▪ 67 branches ▪ ~460 colleagues Branch Banking Commercial & Business Banking Residential & Consumer Lending Private Banking Business Units 2021 Overview Rochester La Crosse Southern Illinois Northern Wisconsin Rockford Chippewa Valley Central Wisconsin Northeast Wisconsin

Appendix

36 Total Loans Outstanding Balances as of December 31, 2021 Well-diversified $24 billion loan portfolio ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 3 Includes Oil & Gas loans. 12/31/2021 1 % of Total Loans 12/31/2021 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 1,808$ 7.5% Multi-Family 2,022$ 8.3% Wholesale/Manufacturing 1,737 7.2% Office/Mixed 1,262 5.2% Real Estate (includes REITs) 1,486 6.1% Industrial 1,227 5.1% Mortgage Warehouse 1,181 4.9% Retail 686 2.8% Finance & Insurance 462 1.9% Single Family Construction 458 1.9% Construction 379 1.6% Hotel/Motel 225 0.9% Retail Trade 343 1.4% Land 95 0.4% Health Care and Social Assistance 333 1.4% Mobile Home Parks 44 0.2% Rental and Leasing Services 255 1.1% Parking Lots and Garages 37 0.2% Professional, Scientific, and Tech. Serv. 235 1.0% Other 137 0.6% Transportation and Warehousing 177 0.7% Total CRE 6,194$ 25.6% Waste Management 155 0.6% Accommodation and Food Services 140 0.6% Consumer Mining 3 84 0.3% Residential Mortgage 7,567$ 31.2% Information 79 0.3% Home Equity 596 2.5% Management of Companies & Enterprises 78 0.3% Auto Loans 143 0.6% Arts, Entertainment, and Recreation 77 0.3% Credit Cards 113 0.5% Financial Investments & Related Activities 74 0.3% Student Loans 101 0.4% Educational Services 33 0.1% Other Consumer 87$ 0.4% Public Administration 20 0.1% Total Consumer 8,608$ 35.5% Agriculture, Forestry, Fishing and Hunting 14 0.1% Other 274 1.1% Total C&BL 9,424$ 38.9% Total Loans 24,225$ 100.0%

37 1 As of 12/31/2021. Excludes $52 million Oil & Gas portfolio. 2 C&BL excludes grocers, convenience stores, vehicle dealers, auto parts and tire dealers, direct and mail order retailers, and building material dealers; CRE excludes properties primarily anchored by grocers, self-storage facilities, and vehicle dealers. Key COVID commercial loan exposures are spread across multiple industries without large concentrations ($ in millions) Key COVID Commercial Loan Exposures1 C&BL Utilization CRE Utilization Total % of total loans Retailers/Shopping Centers 2 Retailers 85.1$ 49% 483.6$ 90% 568.7$ 2.35% Retail REITs 217.6 54% 43.7 100% 261.2 1.08% Subtotal 302.7 52% 527.3 90% 830.0 3.43% Hotels, Amusement & Related Hotels 2.1 70% 225.3 98% 227.4 0.94% Parking Lots and Garages 19.6 60% 35.5 100% 55.1 0.23% Casinos 50.2 100% - - 50.2 0.21% Recreation & Entertainment 47.0 46% 5.1 94% 52.1 0.21% Movie Theaters 5.4 19% - - 5.4 0.02% Subtotal 124.2 57% 265.9 98% 390.1 1.61% Restaurants Full-Service 58.6 96% 15.2 69% 73.8 0.30% Limited-Service & Other 18.3 87% 5.9 42% 24.2 0.10% Subtotal 76.9 94% 21.1 58% 98.0 0.40% Transportation & Other Transportation Services 67.3 82% 0.2 100% 67.5 0.28% Subtotal 67.3 82% 0.2 100% 67.5 0.28% Total 571.1$ 59% 814.4$ 91% 1,385.5$ 5.72%

38 Wisconsin 29% Illinois 23% Minnesota 10% Other Midwest 14% Texas 3% Other 21% Manufacturing & Wholesale Trade 18% Real Estate 16% Power & Utilities 19% Mortgage Warehouse 13% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. 3 Principally reflects the Oil & Gas portfolio. Wind 44% Natural Gas 31% Solar 20% Transmission, Control and Distribution 2% Other 3% Wisconsin 24% Illinois 15% Minnesota 7% Texas 4% Other Midwest 12% Other 39% Wisconsin 27% Illinois 14% Minnesota 10% Other Midwest2 22% Texas 7% Other 20% 3 2 2 Loan Stratification Outstandings as of December 31, 2021 C&BL by Geography $9.4 billion Power & Utilities Lending $1.8 billion C&BL by Industry $9.4 billion Total Loans1 CRE by Geography $6.2 billion Multi-Family 33% Retail 11% Office / Mixed Use 20% Industrial 20% 1-4 Family Construction 7% Hotel / Motel 4% Other 5% CRE by Property Type $6.2 billion

39 2021-2023 Community Commitment Plan Associated is working to address economic development and equity issues in each of our markets $3.37 billion Three-year commitment To support minority communities, low-to-moderate income (LMI) communities and small businesses in our three-state branch footprint of Wisconsin, Illinois and Minnesota. $2.4 billion in residential mortgages and $15 million in down payment assistance. $8 million in Community Reinvestment Act-qualified grants and/or in-kind donations 14,000 hours of Community Reinvestment Act-qualified volunteer time. $350 million in loans to support small businesses. $600 million in community development loans and investments to support affordable housing development and small business growth. Continued collaboration with community advisors to address the needs of underserved markets.

Environmental, Social and Governance Highlights

Associated's new Environmental, Social and Governance Report was released in March 2022

Nearly $2.2 billion in credit commitments to support wind, solar, battery and hydroelectric projects since 2011

Over 36% of our Board[1] is diverse in terms of ethnicity or gender

17% reduction in energy consumption[2] and approximately 6.0M kwh[2] of annual electricity savings through our LED retrofit program

$1.2 billion[1] in loans to support low- to moderate-income (LMI) and minority homeownership

Over 75% of customers[1] elect to receive statement information electronically

$3.1 million[1] in grants to support CRA programming at various nonprofit organizations

42,000 volunteer hours logged, with a value of $1.2 million[1]

85% of employees[1] participated in our annual colleague engagement survey and 43% of employees[1] participated in one or more of our seven Colleague Resource Groups

Best Place to Work for LGBTQ+ Equality[3]

2022 | Corporate Equality Index

Secretary of Defense Employer Support Freedom Award[4]

2021 | Employer Support of the Guard & Reserve

[1] As of or for the year ended December 31, 2021.
[2] Over the last six years with 2021 being annualized.
[3] The Human Rights Campaign Foundation is the educational arm of the Human Rights Campaign (HRC), America's largest civil rights organization working to achieve equality for lesbian, gay, bisexual, transgender and queer (LGBTQ+) people.
[4] The highest recognition given by the U.S. Government to employers for their outstanding support of employees serving in the Guard and Reserve.

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41 Colleague Experience and Engagement1 “Inclusive,” Flexible” and “Diverse” are the top three words colleagues use to describe ASB’s culture 1 All updates as of or for the period ended December 31, 2021. On-Site 39% Hybrid 51% Remote 10% Flexible Work Environment ▪ 85% of colleagues participated in our annual workplace survey, providing 8,000+ comments ▪ 175+ executive-led listening sessions held involving hundreds of colleagues in 2021 Inclusive Diverse Flexible ▪ 61% of colleagues work in hybrid or fully remote arrangements ▪ 62% of colleagues use our well-being platform, offering a range of benefits that contribute to health, well-being and work/life balance ▪ Women or people of color represent 63% of all Assistant Vice President roles, and women represent 32% of all Senior Vice President Roles ▪ Women or people of color represent over 36% of Board of Director seats

42 Reconciliation and Definitions of Non-GAAP Items ($ in millions) 1 The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. 2 This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. 3 These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations. Selected Trend Information3 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Wealth management fees $22 $22 $23 $22 $23 Service charges and deposit account fees 15 15 16 17 17 Card-based fees 10 10 11 11 11 Other fee-based revenue 5 5 4 4 4 Fee-based revenue 52 52 53 54 55 Other 33 44 20 28 26 Total noninterest income $86 $95 $73 $82 $82 Average Tangible Common Equity Reconciliation2 4Q 2021 Common equity $3,811 Goodwill and other intangible assets, net (1,164) Tangible common equity $2,646 Tangible Common Equity and Tangible Assets Reconciliation1 4Q 2020 4Q 2021 Common equity $3,737 $3,832 Goodwill and other intangible assets, net (1,178) (1,163) Tangible common equity $2,560 $2,669 Total assets $33,420 $35,104 Goodwill and other intangible assets, net (1,178) (1,163) Tangible assets $32,242 $33,941

Reconciliation and Definitions of Non-GAAP Items

($ in millions)

Efficiency Ratio Reconciliation	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021
Federal Reserve efficiency ratio	59.68%	65.74%	66.81%	65.43%	67.36%
Fully tax-equivalent adjustment	(0.84)%	(0.97)%	(1.07)%	(1.01)%	(1.10)%
Other intangible amortization	(0.82)%	(0.82)%	(0.87)%	(0.83)%	(0.82)%
Fully tax-equivalent efficiency ratio	58.02%	63.96%	64.88%	63.61%	65.46%
Provision for unfunded commitments adjustment	3.42%	(1.09)%	2.14%	1.48%	0.55%
Asset gains (losses), net adjustment	(0.30)%	1.12%	--%	1.29%	0.24%
Acquisitions, branch sales, and initiatives	1.68%	0.22%	0.01%	(0.91)%	(1.43)%
Adjusted efficiency ratio[1]	62.83%	64.21%	67.02%	65.46%	64.82%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio is noninterest expense, which excludes the provision for unfunded commitments, other intangible amortization, acquisition related costs, and announced initiatives, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net, asset gains (losses), net, and gain on sale of branches, net. Management believes the adjusted efficiency ratio is a meaningful measure as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and provides a better measure as to how the Corporation is managing its expenses by adjusting for acquisition related costs, provision for unfunded commitments, asset gains (losses), net, branch sales, and announced initiatives.

Pre-tax Pre-Provision Income Reconciliation[1]	3Q 2021	4Q 2021
Pre-tax pre-provision income		
Income (loss) before income taxes	$112	$92
Provision for credit losses	(24)	(6)
Pre-tax pre-provision income	$88	$86

[1] This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations, and enhance comparability of results with prior periods.

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